Exhibit 10.131

FIRST AMENDMENT TO SUBLEASE AGREEMENT

THIS FIRST AMENDMENT TO SUBLEASE AGREEMENT (the “Amendment”) is made and entered into as of the 23rd day of September, 2015, (the “Execution Date”) but effective upon the Effective Date (as hereinafter defined), by and between ADK GEORGIA, LLC, a Georgia limited liability company (“Sublessor”) and 3223 FALLIGANT AVENUE ASSOCIATES, L.P., a Georgia limited Partnership (“Sublessee”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain lease dated August 1, 2010, as amended (the “Master Lease”), Sublessor leased from William F. Foster (“Landlord”) the premises described in the Master Lease;

WHEREAS, Sublessor and Sublessee have entered into that certain Sublease Agreement dated January 31, 2015 for that certain skilled nursing facility located at 3223 Falligant Avenue, Thunderbolt, Georgia 31404 (the “Sublease”); and

WHEREAS, Sublessor and Sublessee desire to amend the Sublease as hereinafter set forth.

NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, paid by each party to the other, the receipt and sufficiency of which are hereby acknowledged, and the mutual covenants and benefits flowing between the parties, Sublessor and Sublessee, intending to be legally bound, do hereby covenant and agree as follows:

1.Capitalized Terms. Unless otherwise defined herein, all capitalized words and phrases used herein shall have the same meanings ascribed to them in the Sublease.

2.Effective Date. This Amendment shall become effective upon Landlord’s written approval (such date is referred to herein as the “Effective Date”). Following the execution and delivery of this Amendment, Sublessor shall use commercially reasonable efforts to obtain the written consent of Landlord to the parties entering into this Amendment, in form and substance reasonably acceptable to Sublessee.

3.Term. Section 2 of the Sublease is hereby amended by deleting the first sentence thereof in its entirety and by substituting the following in lieu thereof:

2.    Terms and Conditions. The term of this Sublease shall commence on March 1, 2015 and continue until midnight August 31, 2027 unless sooner terminated as hereinafter provided.

4.Agreement in Effect. Except as herein specifically provided, all other terms and provisions of the Sublease shall remain in full force and effect, and are hereby ratified and reaffirmed by the parties.

HNZW//3583-1

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

SUBLESSOR:

ADK GEORGIA, LLC,
a Georgia limited liability company

By:    /s/ William McBride
Name:    William McBride
Title:    Manager

SUBLESSEE:

3223 FALLIGANT AVENUE ASSOCIATES, L.P.,
a Georgia limited partnership

By: /s/ James J. Andrews
Name: James J. Andrews
Title: President

HNZW//3583-1    2